UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 31, 2018

VICI Properties Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-38372	81-4177147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

430 Park Avenue, 8th Floor

New York, New York 10022

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 949-4631

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On July 31, 2018, VICI Properties Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”). The information below is a summary of the final voting results on four proposals considered and voted upon at the Annual Meeting. The proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the U.S. Securities and Exchange Commission on June 21, 2018.

Proposal 1: Election of Directors

The following persons were duly elected as directors of the Company to serve until the 2019 Annual Meeting of Stockholders of the Company or until their respective successors are duly elected and qualified: James R. Abrahamson, Diana F. Cantor, Eugene I. Davis, Eric L. Hausler, Elizabeth I. Holland, Craig Macnab, Edward B. Pitoniak, Michael D. Rumbolz. The table below sets forth the voting results for each director nominee:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
James R. Abrahamson	289,883,410	120,587	5,422,118
Diana F. Cantor	289,883,458	120,539	5,422,118
Eugene I. Davis	270,187,164	19,816,833	5,422,118
Eric L. Hausler	289,431,309	572,688	5,422,118
Elizabeth I. Holland	289,885,513	118,484	5,422,118
Craig Macnab	289,259,294	744,703	5,422,118
Edward B. Pitoniak	289,883,410	120,587	5,422,118
Michael D. Rumbolz	285,419,500	4,584,497	5,422,118

Proposal 2: Ratification of Independent Registered Public Accounting Firm

At the Annual Meeting, the Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. The table below sets forth the voting results for this proposal:

Votes For	Votes Withheld	Abstentions	Broker Non-Votes
294,872,754	18,664	534,697	—

Proposal 3: Advisory Vote on Named Executive Officer Compensation

At the Annual Meeting, the Company’s stockholders voted to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers. The table below sets forth the voting results for this proposal:

Votes For	Votes Withheld	Abstentions	Broker Non-Votes
284,916,494	4,559,543	527,960	5,422,118

Proposal 4: Advisory Vote on Frequency of Stockholder Advisory Vote on Named Executive Officer Compensation

At the Annual Meeting, the Company’s stockholders voted, on a non-binding, advisory basis, on the frequency of the stockholder advisory vote on named executive officer compensation. The table below sets forth the voting results for this proposal:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
286,614,771	5,067	2,832,457	551,702	5,422,118

Consistent with the recommendation of the Board of Directors of the Company (the “Board”) and in light of the Company’s stockholder vote on this proposal, the Board has determined that the Company will hold an advisory vote on executive compensation on an annual basis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICI PROPERTIES INC.

Date: August 1, 2018	By:	/s/ SAMANTHA S. GALLAGHER
Samantha S. Gallagher Executive Vice President, General Counsel and Secretary